Summary Prospectus Trading Symbol: (GRSPX) May 1, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of Greenspring Fund’s (“the Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greenspringfund.com). You will be notified by mail each time a report is posted and provided with a website link to access the report.

The Fund does not currently offer electronic delivery of shareholder reports to direct investors. If you have already elected to receive shareholder reports electronically from your financial intermediary (such as a broker-dealer or bank), you will not be affected by this change and you need not take any action. If you invest through a financial intermediary and want to receive electronic delivery of shareholder reports, you must contact your financial intermediary to sign up.

You may elect to receive all future reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports after January 1, 2021 by calling 1-800-576-7498. If you invest through a financial intermediary, you must contact your financial intermediary to elect to continue to receive paper copies of the Fund’s shareholder reports.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, shareholder reports and other information about the Fund (including the Fund’s Statement of Additional Information) online at www.greenspringfund.com/open-an-account/prospectus.  You can also get this information at no cost by calling (800) 366-3863 or by sending an e-mail request to info@greenspringfund.com.

Investment Objectives.  The Fund’s primary investment objective is long-term capital appreciation through a total return approach to investing.  Income is an important, but secondary, objective.

Fund Fees and Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.02%

(1)
Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that:
• You invest $10,000 in the Fund for the periods indicated;
• You redeem in full at the end of each of the periods indicated;
• Your investment has a 5% return each year; and
• The Fund’s operating expenses remain the same each year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Greenspring Fund	2

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxable distributions on Fund shares that are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests in stocks its investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), believes are undervalued at the time of purchase and fixed income investments, including corporate, convertible, and high yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) that have the potential to provide income, capital appreciation or a combination of both.  The Fund invests primarily in securities of U.S. issuers.  The Fund may invest in companies of any market capitalization that its Adviser believes are undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and provide an attractive risk/reward value.  The Adviser utilizes a bottom-up approach whereby it researches individual companies regardless of the industry.  The Fund’s investment style is typically referred to as a “value” investing approach.  The Fund may also invest in companies in the process of financial restructuring or liquidation.  If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high-quality, short-term money market instruments, including money market funds.  The size of the Fund’s cash reserves may reflect the Adviser’s ability to find securities that meet its investment strategies rather than the market outlook.

Principal Investment Risks.  The risks associated with an investment in the Fund can increase during times of significant market volatility.  The principal risks of the Fund are:
•	There is a risk that you could lose all or a portion of your investment in the Fund.
•
Value investing may be out of favor.  There is a risk that value-oriented investments may not perform as well as the rest of the stock market as a whole.  Value stocks may remain undervalued during a given period.  This may happen, among other reasons, because value stocks, as a category, lose favor with investors compared to growth stocks.

•
Although the Fund’s Adviser invests in companies it considers undervalued relative to historical valuations, their peers, the general stock market or their values as private companies, there is a risk that the value of these securities may decline or may not reach what the Adviser believes are their full value.  In addition, there is the risk that securities judged to be undervalued may actually be appropriately priced or overvalued.

•
In general, values of equity securities, including common and preferred stocks, fluctuate in response to changes in a company’s financial condition or prospects (including actual or anticipated earnings) as well as general market, economic and political conditions and other factors. Equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods.

•
The Fund may invest in securities of micro-, small- and mid-capitalization companies that tend to be more volatile and less liquid than securities of large-capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.

•
Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other risks.  Other factors may affect debt securities, such as the financial condition of a particular issuer and general economic conditions. The yield earned by the Fund on debt securities will vary with changes in interest rates earned on the Fund’s investments.

•
Debt securities, such as bonds, involve interest rate risk, credit risk, prepayment risk and extension risk, among other risks.  Other factors may affect debt securities, such as the financial condition of a particular issuer and general economic conditions. The yield earned by the Fund on debt securities will vary with changes in interest rates earned on the Fund’s investments.

•
Changes in interest rates will affect the value of the Fund’s investments.  Generally, prices of debt securities tend to fall when prevailing interest rates rise and rise when prevailing interest rates fall.  Interest rates across the U.S. economy have increased from recent multi-year lows and may continue to increase, thereby heightening the Fund’s exposure to the risks associated with rising interest rates.  Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price.  Thus, the Fund’s sensitivity to interest rate risk will increase with any increase in the overall duration of the debt securities held by the Fund.

•
Credit risk is the risk that the issuer or the guarantor of a fixed income security is unable or unwilling, or is perceived to be unable or unwilling, to make timely principal and/or interest payments, or otherwise honor its obligations.  Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.  The downgrade of the credit rating of a security may decrease its value.

Greenspring Fund	3

•
Prepayment risk is the risk that when interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.

•
Extension risk is the risk that higher interest rates will often result in slower payoffs of lower coupon bonds, which effectively increases duration risk, heightens interest rate risk, and increases the potential for price declines.

•
High yield bonds (sometimes referred to as below investment grade bonds or “junk bonds”) are securities rated BB or lower by Standard & Poor’s Ratings Services (“S&P”), Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, deemed by the Fund’s Adviser to be of comparable quality.  High yield bonds are speculative in nature, involve greater credit risk and risk of default by the issuer, and may be less liquid and subject to greater market fluctuations than higher-rated fixed income securities. High yield bonds are usually more sensitive to economic conditions and individual corporate developments than higher-rated securities, which may adversely affect their value.

•
Investment grade securities are securities rated BBB or higher by S&P or Baa or higher by Moody's. Securities rated in the lower investment grade rating categories (e.g., BBB or Baa) are considered investment grade securities, but are somewhat riskier than higher-rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may possess certain speculative characteristics.

•
The value of a convertible security, which is a form of hybrid security, typically increases or decreases with the price of the underlying common stock.  In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in high yield bonds, including credit risk and interest rate risk.

•
Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation.  Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk.  The value of preferred stock may decline if dividends are not paid.  In certain situations an issuer may call or redeem its preferred stock or convert it to common stock.  The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

•
Certain of the Fund’s investments may be or become illiquid.  An illiquid investment may be difficult to sell or value and the Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.  The Fund also may be required to dispose of other investments at unfavorable times or prices to satisfy its obligations, which may result in a loss or may be costly to the Fund.

•
Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed income securities.  Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets.  The Fund may experience periods of heavy redemptions that could cause it to sell assets at inopportune times, at a loss, or at depressed values.  This risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

•
The Fund may invest in actual or anticipated special situations such as financial restructurings or liquidations.  These transactions may not be completed as the Fund’s Adviser anticipates or may take an excessive amount of time to be completed.  They also may be completed on different terms than the Adviser anticipates, resulting in a loss to the Fund.  Some special situations may be so uncertain that the Fund may lose its entire investment in the situation.

Performance.  The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with a broad-based securities market index, as well as more narrowly based indexes.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.greenspringfund.com or by calling the Fund toll-free at (800) 366-3863.

Greenspring Fund	4

Calendar Year Total Returns as of December 31

Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best	June 30, 2009	12.21%
Worst	December 31, 2018	-13.75%

Average Annual Total Returns
(For the periods ended December 31, 2018)
	1 Year	5 Years	10 Years	Since Inception (July 1, 1983)
Return Before Taxes	-10.15%	1.27%	5.78%	8.76%
Return After Taxes on Distributions	-12.29%	-0.57%	4.13%	6.50%
Return After Taxes on Distributions and Sale of Fund Shares	-4.47%	0.83%	4.33%	6.41%
Russell 3000® Value Index(1) (reflects no deductions for fees, expenses or taxes)	-8.58%	5.77%	11.12%	N/A
Blended Benchmark(2) (reflects no deductions for fees, expenses or taxes)	-4.47%	4.62%	9.33%	N/A
Lipper Flexible Portfolio Fund Index(3) (reflects no deduction for fees, expenses, or taxes)	-6.10%	3.39%	8.35%	N/A
Russell 3000® Index(1) (reflects no deduction for fees, expenses, or taxes)	-5.24%	7.91%	13.18%	10.29%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

(1)
The Fund’s performance benchmark index was changed to the Russell 3000® Value Index because the Fund considers it to be a more suitable benchmark to compare the Fund’s performance given the Fund’s investment strategy than the Fund’s former performance benchmark index, the Russell 3000® Index.  The Russell 3000® Value Index is a market-capitalization weighted equity index and includes those Russell 3000® Index companies with lower price-to-book ratios and lower expected growth rates.

(2)
The Blended Benchmark, which is comprised of 60% Russell 3000® Value Index/ 30% ICE BAML 1-3yr BB Cash Pay High Yield Index/ 10% ICE BAML 3-Month T-Bill Index, is provided to show how the Fund’s performance compares with the returns of an index constructed by the Adviser as a blend of various market indexes to reflect the market sectors in which the Fund invests.

(3)	The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes, with a focus on total return.

Greenspring Fund	5

Management.
Investment Adviser.  Corbyn is the Fund’s investment adviser.

Portfolio Manager.  Charles vK. Carlson, CFA, President and Director of Corbyn, has been the portfolio manager of the Fund since January 1987.

Purchase and Sale of Fund Shares.  The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.  These amounts apply to purchases of shares directly from the Fund’s transfer agent.  Financial intermediaries may impose different minimum purchase or other requirements.

Type of Account	Minimum Initial Investment	Subsequent Investment
Individual/Joint	$2,500	$100
Trust/Corporate/Partnership/Other	$2,500	$100
Gift/Transfer to Minor	$1,000	$100
Traditional/Roth/Simple/SEP IRA	$1,000	$100
Coverdell Education Savings Account Automatic Investment Plan	$1,000 $1,000	$100 $100

Shareholders may purchase or redeem Fund shares on any business day the New York Stock Exchange is open by written request, wire, telephone, or through a financial intermediary.  You may conduct transactions by mail (Greenspring Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire, or by telephone at (800) 576-7498. You may also purchase additional Fund shares online at www.greenspringfund.com; however, online redemptions are not permitted. If you own Fund shares through a financial intermediary, please contact your financial intermediary to purchase and redeem shares.

Tax Information.  The Fund’s distributions are taxable as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Corbyn may pay the financial intermediary a fee to compensate it for the sale of Fund shares.  The Fund and/or Corbyn also may pay a financial intermediary a fee to compensate it for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund.  These payments may create a conflict of interest by influencing the financial intermediary and its employees to recommend the Fund over another investment.  Ask your financial intermediary or visit its website for more information.